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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 15, 2000

                   CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

        United States                   333-32737                22-2382028
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
  of incorporation)                                          Identification No.)

          802 Delaware Avenue, Wilmington, Delaware                    19801
--------------------------------------------------------            ------------
          (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

           New York                   333-32737                   13-4994650
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)

           270 Park Avenue, New York, New York                       10017
---------------------------------------------------------         ------------
         (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.    Other Events:

           Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

           On September 15, 2000, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c). Exhibits

                     Exhibits             Description
                     ----------           ---------------

                     20.1 Monthly Report with respect to the September 15, 2000 distribution




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                                   SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 28, 2000

                                      THE CIT GROUP/SALES FINANCING, INC.,
                                      as Servicer



                                      By: /s/ Frank Garcia
                                      ----------------------------------
                                      Name:   Frank Garcia
                                      Title:  Vice President




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                               INDEX TO EXHIBITS
                          ----------------------------

Exhibit No.              Description
---------------          -----------------
20.1                     Monthly Report with respect to the September 15, 2000
                         distribution